Exhibit 10.13

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of August 7, 2015 (the “Effective Date”) by and between SILICON VALLEY BANK, a California corporation (“Bank”), and AVIDITY NANOMEDICINES LLC, a Delaware limited liability company (“Borrower”), provides the terms on which Bank shall lend to Borrower and Borrower shall repay Bank. The parties agree as follows:

1.    ACCOUNTING AND OTHER TERMS

Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein.

2.    LOAN AND TERMS OF PAYMENT

2.1    Promise to Pay. Borrower hereby unconditionally promises to pay Bank the outstanding principal amount of all Credit Extensions and accrued and unpaid interest thereon as and when due in accordance with this Agreement.

2.1.1    Growth Capital Advances.

(a)    Availability. Subject to the terms and conditions of this Agreement, Bank agrees to make advances to Borrower (each a “Growth Capital Advance” and collectively the “Growth Capital Advances”), from time to time, prior to the Growth Capital Commitment Termination Date in an aggregate amount not to exceed the Growth Capital Commitment. The Growth Capital Advances shall be available in two (2) tranches. The first tranche of the Growth Capital Advances shall be advanced to Borrower on or about the Effective Date in a single advance in an aggregate amount up to Two Million Five Hundred Thousand Dollars ($2,500,000) (the “First Tranche Growth Capital Advance”). Provided that Borrower has satisfied the Tranche Two Milestone, the second tranche of the Growth Capital Advances may be advanced in a single advance in an aggregate amount up to Two Million Five Hundred Thousand Dollars ($2,500,000) at any time commencing on September 30, 2015 through the Growth Capital Commitment Termination Date (the “Second Tranche Growth Capital Advance”). After repayment, no Growth Capital Advance may be re-borrowed.

(b)    Repayment.

(i)    Interest-Only Payments. Borrower shall make monthly payments of interest-only on each Growth Capital Advance commencing on the first (1st) calendar day of the first (1st) month following the month in which the Funding Date for such Growth Capital Advance occurs and continuing thereafter during the Interest-Only Period on the first (1st) calendar day of each successive month.

(ii)    Principal and Interest Payments. Commencing on the first (1st) calendar day of the first (1st) month following the Interest-Only Period for each Growth Capital Advance (the “Conversion Date”) and continuing on the first (1st) day of each month thereafter, Borrower shall make thirty-six (36) consecutive monthly payments of (A) principal which would fully amortize the outstanding Growth Capital Advance as of the Conversion Date over the Repayment Period, plus (B) accrued interest. All unpaid principal and accrued and unpaid interest on each Growth Capital Advance is due and payable in full on the Growth Capital Maturity Date.

(c)    Prepayment.

(i)    Permitted Prepayment. At Borrower’s option, Borrower shall have the option to prepay all or any part of the Growth Capital Advances advanced by Bank under this Agreement, provided Borrower (A) provides written notice to Bank of its election to exercise to prepay the Growth Capital Advances at least five (5) days prior to such prepayment, and (B) pays, on the date of the prepayment (i) all applicable accrued and unpaid interest with respect to each prepaid Growth Capital Advance through the date the prepayment is made; plus (ii) all unpaid principal with respect to such prepaid Growth Capital Advance; plus (iii) the applicable portion of the Final Payment; plus (iv) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement. Any partial prepayments, other than the final prepayment, shall each be in an amount of not less than One Hundred Thousand Dollars ($100,000).

(ii)    Mandatory Prepayment Upon an Acceleration.    If the Growth Capital Advances are accelerated by Bank following the occurrence and continuance of an Event of Default or otherwise, Borrower shall immediately pay to Bank an amount equal to the sum of: (i) all accrued and unpaid interest with respect to each Growth Capital Advance through the date the prepayment is made; plus (ii) all unpaid principal with respect to each Growth Capital Advance; plus (iii) the Final Payment; plus (iv) all other sums, if any, that shall have become due and payable as of the date of repayment, including interest at the Default Rate with respect to any past due amounts.

2.2    Payment of Interest on the Credit Extensions.

(a)    Interest Rate. Subject to Section 2.2(b), the principal amount outstanding under the Growth Capital Advances shall accrue interest at a fixed per annum rate equal to the Basic Rate on the Funding Date, which interest shall be payable monthly in accordance with Section 2.2(d) below.

(b)    Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall bear interest at a rate per annum which is five percent (5.00%) above the rate that is otherwise applicable thereto (the “Default Rate”). Fees and expenses which are required to be paid by Borrower pursuant to the Loan Documents (including, without limitation, Bank Expenses) but are not paid when due shall bear interest until paid at a rate equal to the highest rate applicable to the Obligations. Payment or acceptance of the increased interest rate provided in this Section 2.2(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Bank.

(c)    Reserved.

(d)    Payment; Interest Computation. Interest is payable monthly on the first (1st) calendar day of each month and shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. In computing interest, (i) all payments received after 12:00 p.m. Pacific time on any day shall be deemed received at the opening of business on the next Business Day, and (ii) the date of the making of any Credit Extension shall be included and the date of payment shall be excluded; provided, however, that if any Credit Extension is repaid on the same day on which it is made, such day shall be included in computing interest on such Credit Extension.

2.3    Fees. Borrower shall pay to Bank:

(a)    Final Payment. A Final Payment due on the earlier of (i) the Growth Capital Maturity Date, (ii) the final payment date of each Growth Capital Advance, or (iii) at the time of a prepayment when due pursuant to the terms of Section 2.1.1(c);

(b)    Good Faith Deposit. Borrower has paid to Bank a deposit of Ten Thousand Dollars ($10,000) (the “Good Faith Deposit”) to initiate Bank’s due diligence review process. Any portion of the Good Faith Deposit not utilized to pay Bank Expenses will be returned to Borrower;

(c)    Bank Expenses. All Bank Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Effective Date, when due (or, if no stated due date, upon demand by Bank); and

(d)    Fees Fully Earned. Unless otherwise provided in this Agreement or in a separate writing by Bank, Borrower shall not be entitled to any credit, rebate, or repayment of any fees earned by Bank pursuant to this Agreement notwithstanding any termination of this Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder. Bank may deduct amounts owing by Borrower under the clauses of this Section 2.3 pursuant to the terms of Section 2.4(c). Bank shall provide Borrower written notice of deductions made from the Designated Deposit Account pursuant to the terms of the clauses of this Section 2.3.

2.4    Payments; Application of Payments; Debit of Accounts.

(a)    All payments to be made by Borrower under any Loan Document shall be made in immediately available funds in Dollars, without setoff or counterclaim, before 12:00 p.m. Pacific time on the date when due. Payments of principal and/or interest received after 12:00 p.m. Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment shall be due the next Business Day, and additional fees or interest, as applicable, shall continue to accrue until paid.

(b)    Bank has the exclusive right to determine the order and manner in which all payments with respect to the Obligations may be applied. Borrower shall have no right to specify the order or the accounts to which Bank shall allocate or apply any payments required to be made by Borrower to Bank or otherwise received by Bank under this Agreement when any such allocation or application is not specified elsewhere in this Agreement.

(c)    Bank may debit any of Borrower’s deposit accounts, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes Bank when due. These debits shall not constitute a set-off.

2.5    Withholding. Payments received by Bank from Borrower under this Agreement will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority (including any interest, additions to tax or penalties applicable thereto). Specifically, however, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to Bank, Borrower hereby covenants and agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction, Bank receives a net sum equal to the sum which it would have received had no withholding or deduction been required, and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority. Borrower will, upon request, furnish Bank with proof reasonably satisfactory to Bank indicating that Borrower has made such withholding payment; provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by Borrower. The agreements and obligations of Borrower contained in this Section 2.5 shall survive the termination of this Agreement.

3.    CONDITIONS OF LOANS

3.1    Conditions Precedent to Initial Credit Extension. Bank’s obligation to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, such documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate, including, without limitation:

(a)    duly executed original signatures to the Loan Documents;

(b)    duly executed original signatures to the Warrant;

(c)    duly executed original signatures to the Control Agreement;

(d)    the Operating Documents and long-form good standing certificate of Borrower certified by the Secretary of State (or equivalent agency) of Borrower’s jurisdiction of organization or formation, as of a date no earlier than thirty (30) days prior to the Effective Date;

(e)    duly executed original signatures to the completed Borrowing Resolutions for Borrower;

(f)    certified copies, dated as of a recent date, of financing statement searches, as Bank may request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(g)    the Perfection Certificate of Borrower, together with the duly executed original signature thereto;

(h)    a copy of Borrower’s Registration Rights Agreement, Investors’ Rights Agreement, and any amendments thereto;

(i)    evidence satisfactory to Bank that the insurance policies and endorsements required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing lender loss payable and/or additional insured clauses or endorsements in favor of Bank; and

(j)    payment of the fees and Bank Expenses then due as specified in Section 2.4 hereof.

3.2    Conditions Precedent to all Credit Extensions. Bank’s obligations to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a)    timely receipt of an executed Payment/Advance Form;

(b)    the representations and warranties in this Agreement shall be true, accurate, and complete in all material respects on the date of the Payment/Advance Form and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in this Agreement remain true, accurate, and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; and

(c)    Bank determines to its sole, but reasonable satisfaction that there has not been a Material Adverse Change.

3.3    Covenant to Deliver. Borrower agrees to deliver to Bank each item required to be delivered to Bank under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Bank of any such item shall not constitute a waiver by Bank of Borrower’s obligation to deliver such item, and the making of any Credit Extension in the absence of a required item shall be in Bank’s sole discretion.

3.4    Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of a Growth Capital Advance set forth in this Agreement, to obtain a Growth Capital Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific time on the Funding Date of a Growth Capital Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Bank shall credit Growth Capital Advances to the Designated Deposit Account. Bank may make Growth Capital Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Growth Capital Advances are necessary to meet Obligations which have become due.

4.    CREATION OF SECURITY INTEREST.

4.1    Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.

Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Bank’s Lien in this Agreement).

If this Agreement is terminated, Bank’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as Bank’s obligation to make Credit Extensions has terminated, Bank shall, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower. In the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in its good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, Borrower shall provide to Bank cash collateral in an amount equal to (x) if such Letters of Credit are denominated in Dollars, then at least one hundred five percent (105%); and (y) if such Letters of Credit are denominated in a Foreign Currency, then at least one hundred ten percent (110%), of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its business judgment), to secure all of the Obligations relating to such Letters of Credit.

4.2    Priority of Security Interest. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Bank’s Lien under this Agreement). If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

4.3    Authorization to File Financing Statements. Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, except dispositions permitted herein, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.

5.    REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

5.1    Due Organization, Authorization; Power and Authority. Borrower is duly existing and in good standing as a Registered Organization in its jurisdiction of formation and is qualified and licensed to do business and is in good standing in any other jurisdiction in which the conduct of its business or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business. In connection with this Agreement, Borrower has delivered to Bank a completed certificate signed by Borrower, entitled “Perfection Certificate”. Borrower represents and warrants to Bank that (a) Borrower’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) Borrower is an organization of the type and is organized in the jurisdiction set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth Borrower’s organizational identification number or accurately states that Borrower has none; (d) the Perfection Certificate accurately sets forth Borrower’s place of business, or, if more than one, its chief executive office as well as Borrower’s mailing address (if different than its chief executive office); (e) Borrower (and each of its predecessors) has not, in the past five (5) years, changed its jurisdiction of formation, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificate pertaining to Borrower and each of its Subsidiaries is accurate and complete (it being understood and agreed that Borrower may from time to time update certain information in the Perfection Certificate after the Effective Date to the extent permitted by one or more specific provisions in this Agreement and provided that the Perfection Certificate shall be deemed to be updated to reflect the information provided in any notice delivered by Borrower to Bank pursuant to Section 7.2 of this Agreement).

The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s organizational documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or (v) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound in which the default could reasonably be expected to have a material adverse effect on Borrower’s business.

5.2    Collateral. Borrower has good title to, rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens except Permitted Liens. Borrower has no Collateral Accounts at or with any bank or financial institution other than Bank or Bank’s Affiliates except for the Collateral Accounts described in the Perfection Certificate (as the same may be updated from time to time) delivered to Bank in connection herewith and which Borrower has taken such actions as are necessary to give Bank a perfected security interest therein, pursuant to the terms of Section 6.6(b). The Accounts are bona fide, existing obligations of the Account Debtors.

The Collateral is not in the possession of any third party bailee (such as a warehouse) except as otherwise provided in the Perfection Certificate. None of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate or as permitted pursuant to Section 7.2. All Inventory is in all material respects of good and marketable quality, free from material defects.

Borrower is the sole owner of the Intellectual Property which it owns or purports to own except for (a) non-exclusive licenses granted to its customers in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States, (b) over-the-counter software that is commercially available to the public, and (c) material Intellectual Property licensed to Borrower and noted on the Perfection Certificate (as the same may be updated from time to time pursuant to Section 6.8(b)). Each Patent which it owns or purports to own and which is material to Borrower’s business is valid and enforceable, and no part of the Intellectual Property which Borrower owns or purports to own and which is material to Borrower’s business has been judged invalid or unenforceable, in whole or in part. To the best of Borrower’s knowledge, no claim has been made that any part of the Intellectual Property violates the rights of any third party except to the extent such claim would not reasonably be expected to have a material adverse effect on Borrower’s business. Except as noted on the Perfection Certificate (as the same may be updated from time to time pursuant to Section 6.8(b)), Borrower is not a party to, nor is it bound by, any Restricted License.

5.3    Reserved.

5.4    Litigation. There are no actions or proceedings pending or, to the knowledge of any Responsible Officer, threatened in writing by or against Borrower or any of its Subsidiaries involving more than, individually or in the aggregate, Two Hundred Fifty Thousand Dollars ($250,000).

5.5    Financial Statements; Financial Condition. All consolidated financial statements for Borrower and any of its Subsidiaries delivered to Bank fairly present in all material respects Borrower’s consolidated financial condition and Borrower’s consolidated results of operations as of the dates and for the periods presented. There has not been any material deterioration in Borrower’s consolidated financial condition since the date of the most recent financial statements submitted to Bank.

5.6    Solvency. The fair salable value of Borrower’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of Borrower’s liabilities; Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

5.7    Regulatory Compliance. Borrower is not an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower (a) has complied in all material respects with all Requirements of Law, and (b) has not violated any Requirements of Law the violation of which could reasonably be expected to have a material adverse effect on its business. None of Borrower’s or any of its Subsidiaries’ properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each of its Subsidiaries have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Government Authorities that are necessary to continue their respective businesses as currently conducted except where the failure to do so could not reasonably be expected to have a material adverse effect on Borrower’s business.

5.8    Subsidiaries; Investments. Borrower does not own any stock, partnership, or other ownership interest or other equity securities except for Permitted Investments.

5.9    Tax Returns and Payments; Pension Contributions. Borrower has timely filed all required tax returns and reports or extensions therefor, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except (a) to the extent such taxes are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor, or (b) if such taxes, assessments, deposits and contributions do not, individually or in the aggregate, exceed Fifty Thousand Dollars ($50,000).

To the extent Borrower defers payment of any contested taxes, Borrower shall (i) notify Bank in writing of the commencement of, and any material development in, the proceedings, and (ii) post bonds or take any other steps required to prevent the governmental authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien.” Borrower is unaware of any claims or adjustments proposed for any of Borrower’s prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, and has not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

5.10    Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital, and to fund its general business requirements and not for personal, family, household or agricultural purposes.

5.11    Full Disclosure. No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Bank, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.12    Definition of “Knowledge.” For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of any Responsible Officer.

6.    AFFIRMATIVE COVENANTS

Borrower shall do all of the following:

6.1    Government Compliance.

(a)    Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of formation and maintain qualification in each other jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower’s business or operations. Borrower shall comply, and have each Subsidiary comply, in all material respects, with all laws, ordinances and regulations to which it is subject.

(b)    Obtain all of the Governmental Approvals necessary for the performance by Borrower of its obligations under the Loan Documents to which it is a party and the grant of a security interest to Bank in all of the Collateral. Borrower shall promptly provide copies of any such obtained Governmental Approvals to Bank.

6.2    Financial Statements, Reports, Certificates. Provide Bank with the following:

(a)    Monthly Financial Statements. As soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidating (if applicable) and consolidated balance sheet and income statement (including a statement of cash flows, if prepared by Borrower in the ordinary course of business) covering Borrower’s consolidated and Borrower’s and each of its Subsidiary’s operations for such month certified by a Responsible Officer and in a form reasonably acceptable to Bank (the “Monthly Financial Statements”);

(b)    Monthly Compliance Certificate. Within thirty (30) days after the last day of each month and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement, if any, and such other information as Bank may reasonably request;

(c)    Annual Operating Budget and Financial Projections. As soon as available, within thirty (30) days after the last day of Borrower’s fiscal year, but in no event later than seven (7) days after approval by Borrower’s Board of Managers, and as more frequently updated, (i) annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower, and (ii) annual financial projections for the following fiscal year (on a quarterly basis) as approved by Borrower’s Board of Managers, together with any related business forecasts used in the preparation of such annual financial projections;

(d)    Annual Audited Financial Statements. As soon as available, but no later than one hundred (180) days after the last day of Borrower’s fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements from an independent certified public accounting firm reasonably acceptable to Bank;

(e)    Other Statements. Within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or to any holders of Subordinated Debt;

(f)    SEC Filings. In the event that Borrower becomes subject to the reporting requirements under the Exchange Act within five (5) days of filing, copies of all periodic and other reports, proxy statements and other materials filed by Borrower with the SEC, any Governmental Authority succeeding to any or all of the functions of the SEC or with any national securities exchange, or distributed to its shareholders, as the case may be. Documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the Internet at Borrower’s website address; provided, however, Borrower shall promptly notify Bank in writing (which may be by electronic mail) of the posting of any such documents;

(g)    Legal Action Notice. A prompt report of any legal actions pending or threatened in writing against Borrower or any of its Subsidiaries that could result in damages or costs to Borrower or any of its Subsidiaries of, individually or in the aggregate, Two Hundred Fifty Thousand Dollars ($250,000) or more; and

(h)    Other Financial Information. Other financial information reasonably requested by Bank.

6.3    Inventory; Returns. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its Account Debtors shall follow Borrower’s customary practices as they exist at the Effective Date. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than Fifty Thousand Dollars ($50,000).

6.4    Taxes; Pensions. Timely file, and require each of its Subsidiaries to timely file, all required tax returns and reports or extensions thereof and timely pay, and require each of its Subsidiaries to timely pay, all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower and each of its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.9 hereof, and shall deliver to Bank, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms.

6.5    Insurance.

(a)    Keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower’s industry and location and as Bank may reasonably request. Insurance policies shall be in a form, with financially sound and reputable insurance companies that are not Affiliates of Borrower, and in amounts that are satisfactory to Bank. All property policies shall have a lender’s loss payable endorsement showing Bank as the sole lender loss payee. All liability policies shall show, or have endorsements showing, Bank as an additional insured. Bank shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral.

(b)    Ensure that proceeds payable under any property policy are, at Bank’s option, payable to Bank on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Bank has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Bank, be payable to Bank on account of the Obligations.

(c)    At Bank’s request, Borrower shall deliver certified copies of insurance policies and evidence of all premium payments. Each provider of any such insurance required under this Section 6.5 shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Bank, that it will give Bank thirty (30) days (ten (10) days for non-payment of premium) prior written notice before any such policy or policies shall be materially altered or canceled. If Borrower fails to obtain insurance as required under this

Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Bank, Bank may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Bank deems prudent.

6.6    Operating Accounts.

(a)    Maintain its primary and its Subsidiaries’ primary operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates.

(b)    Provide Bank five (5) days prior written notice before establishing any Collateral Account at or with any bank or financial institution other than Bank or Bank’s Affiliates. For each Collateral Account that Borrower at any time maintains, Borrower shall cause the applicable bank or financial institution (other than Bank) at or with which any Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Bank’s Lien in such Collateral Account in accordance with the terms hereunder which Control Agreement may not be terminated without the prior written consent of Bank. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s employees and identified to Bank by Borrower as such.

6.7    Reserved.

6.8    Protection of Intellectual Property Rights.

(a)    (i) Protect, defend and maintain the validity and enforceability of its Intellectual Property material to the business; (ii) promptly advise Bank in writing of material infringements or any other event that could reasonably be expected to materially and adversely affect the value of its Intellectual Property material to the business; and (iii) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without the Bank’s written consent which shall not be unreasonably withheld.

(b)    Provide written notice to Bank within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public). Borrower shall take such commercially reasonable steps as Bank reasonably requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Bank to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.

6.9    Litigation Cooperation. From the date hereof and continuing through the termination of this Agreement, make available to Bank, without expense to Bank, Borrower and its officers, employees and agents and Borrower’s books and records, to the extent that Bank may deem them reasonably necessary to prosecute or defend any third-party suit or proceeding instituted by or against Bank with respect to any Collateral or relating to Borrower.

6.10    Access to Collateral; Books and Records. Allow Bank, or its agents, at reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), to inspect the Collateral and audit and copy Borrower’s Books. Such inspections or audits shall be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Bank shall determine is necessary. The foregoing inspections and audits shall be at Borrower’s expense, and the charge therefor shall be Eight Hundred Fifty Dollars ($850) per person per day (or such higher amount as shall represent Bank’s then-current standard charge for the same), plus reasonable out-of-pocket expenses. In the event Borrower and Bank schedule an audit more than ten (10) days in advance, and Borrower cancels or seeks to reschedule the audit with less than ten (10) days written notice to Bank, then (without limiting any of Bank’s rights or remedies), Borrower shall pay Bank a fee of One Thousand Dollars ($1,000) plus any out-of-pocket expenses incurred by Bank to compensate Bank for the anticipated costs and expenses of the cancellation or rescheduling.

6.11    Formation or Acquisition of Subsidiaries. Notwithstanding and without limiting the negative covenants contained in Sections 7.3 and 7.7 hereof, at the time that Borrower forms any direct or indirect Subsidiary or acquires any direct or indirect Subsidiary after the Effective Date, Borrower shall, if requested by Bank in its sole discretion (a) cause such new Subsidiary to provide to Bank a joinder to this Agreement to cause such Subsidiary to become a co-borrower hereunder or Guarantor, together with such appropriate financing statements and/or Control Agreements, all in form and substance reasonably satisfactory to Bank (including being sufficient to grant Bank a first priority Lien (subject to Permitted Liens) in and to the assets of such newly formed or acquired Subsidiary), (b) provide to Bank appropriate certificates and powers and financing statements, pledging all of the direct or beneficial ownership interest in such new Subsidiary (or if such new Subsidiary is a Foreign Subsidiary, not more than sixty-five percent (65%) of the presently existing and hereafter arising issued and outstanding shares of equity interests owned by Borrower of any such Foreign Subsidiary which shares entitle the holder thereof to vote for managers or any other matter), in form and substance satisfactory to Bank, and (c) provide to Bank all other documentation in form and substance satisfactory to Bank, including one or more opinions of counsel, for a Foreign Subsidiary, satisfactory to Bank, if requested by Bank in its sole discretion, which in its opinion is appropriate with respect to the execution and delivery of the applicable documentation referred to above. Any document, agreement, or instrument executed or issued pursuant to this Section 6.11 shall be a Loan Document.

6.12    Further Assurances. Execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank’s Lien in the Collateral or to effect the purposes of this Agreement. Deliver to Bank, within five (5) days after the same are sent or received, copies of all correspondence, reports, documents and other filings with any Governmental Authority regarding compliance with or maintenance of Governmental Approvals or Requirements of Law or that could reasonably be expected to have a material effect on any of the Governmental Approvals or otherwise on the operations of Borrower or any of its Subsidiaries.

7.    NEGATIVE COVENANTS

Borrower shall not do any of the following without Bank’s prior written consent:

7.1    Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn-out, surplus or obsolete Equipment that is, in the reasonable judgment of Borrower, no longer economically practicable to maintain or useful in the ordinary course of business of Borrower; (c) consisting of Permitted Liens and Permitted Investments; (d) consisting of the sale or issuance of any limited liability company interests of Borrower permitted under Section 7.2 of this Agreement; (e) consisting of Borrower’s use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents; (f) of non-exclusive licenses for the use of the property of Borrower or its Subsidiaries in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discrete geographical areas outside of the United States; (g) sales or discounting of delinquent accounts in the ordinary course of business; and (h) not otherwise permitted by this Section 7.1 in an amount not to exceed Fifty Thousand Dollars ($50,000) in the aggregate in any fiscal year.

7.2    Changes in Business, Management, Ownership, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower and such Subsidiary, as applicable, or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) fail to provide notice to Bank of any Key Person(s) departing from or ceasing to be employed by Borrower within five (5) Business Days after his/her/their departure from Borrower; or (ii) enter into any transaction or series of related transactions in which the equity holders of Borrower who were not equity holders immediately prior to the first such transaction own more than forty-nine percent (49%) of the voting equity of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering or to venture capital or private equity investors so long as Borrower identifies to Bank the venture capital or private equity investors at least seven (7) Business Days prior to the closing of the transaction and provides to Bank a description of the material terms of the transaction).

Borrower shall not, without at least thirty (30) days prior written notice to Bank: (1) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than One Hundred Thousand Dollars ($100,000) in Borrower’s assets or property) or deliver any portion of the Collateral valued, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000) to a bailee at a location other than to a bailee and at a location already disclosed in the Perfection Certificate, (2) change its jurisdiction of organization, (3) change its organizational structure or type, (4) change its legal name, or (5) change any organizational number (if any) assigned by its jurisdiction of organization. If Borrower intends to deliver any portion of the Collateral valued, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000) to a bailee, and Bank and such bailee are not already parties to a bailee agreement governing both the Collateral and the location to which Borrower intends to deliver the Collateral, then Borrower will first receive the written consent of Bank, and such bailee shall execute and deliver a bailee agreement in form and substance satisfactory to Bank.

7.3    Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the equity interests or property of another Person (the “Target”) (including, without limitation, by the formation of any Subsidiary) (an “Acquisition”) other than in connection with a Permitted Acquisition. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

7.4    Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5    Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, permit any Collateral not to be subject to the first priority security interest granted herein (subject only to purchase money Liens permitted under clause (c) of the definition of Permitted Liens that are permitted pursuant to the terms of this Agreement to have superior priority to Bank’s Lien under this Agreement), or enter into any agreement, document, instrument or other arrangement (except with or in favor of Bank) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower or any Subsidiary from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or any Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6    Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.6(b) hereof.

7.7    Distributions; Investments. (a) Pay any dividends or make any distribution or payment or redeem, retire or purchase any equity interests; provided that (i) Borrower may convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange thereof, (ii) Borrower may pay dividends solely in equity interests, (iii) Borrower may repurchase the equity interests of former employees or consultants pursuant to equity repurchase agreements so long as an Event of Default does not exist at the time of such repurchase and would not exist after giving effect to such repurchase provided that the aggregate amount of all such repurchases does not exceed Two Hundred Fifty Thousand Dollars ($250,000) per fiscal year (or in any amount where the consideration for such repurchase is the cancellation of Indebtedness under non-cash loans to current or former employees, officers, managers, or consultants relating to the purchase of equity securities of Borrower pursuant to equity purchase plans or equity compensation arrangements approved by Borrower’s board of managers), and (iv) Borrower may distribute equity securities to former or current employees, officers, consultants or managers on the exercise of employee equity options approved by Borrower’s board of managers (collectively, “Permitted Distributions”); or (b) directly or indirectly make any Investment (including, without limitation, by the formation of any Subsidiary) other than Permitted Investments, or permit any of its Subsidiaries to do so. Notwithstanding the foregoing, Subsidiaries of Borrower shall be permitted to pay dividends or make distributions to Borrower.

7.8    Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower, except for (a) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, (b) equity investments in Borrower, (c) unsecured debt financings from Borrower’s investors so long as all such Indebtedness shall constitute unsecured Subordinated Debt, (d) compensation arrangements and benefit plans for officers and other employees of Borrower and its Subsidiaries entered into or maintained in the ordinary course of business, (e) reasonable and customary fees paid to members of Borrower’s Board of Managers and its Subsidiaries in the ordinary course of business, (f) transactions between or among Borrower and any of its Subsidiaries that are not otherwise prohibited hereunder, and (g) transactions permitted pursuant to Section 7.2 and 7.7 hereof.

7.9    Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof, provide for earlier or greater principal, interest, or other payments thereon, or adversely affect the subordination thereof to Obligations owed to Bank.

7.10    Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower’s business, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any material liability of Borrower, including any material liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

8.    EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1    Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension when due, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Growth Capital Maturity Date). During the cure period, the failure to make or pay any payment specified under clause (b) hereunder is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2    Covenant Default.

(a)    Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6, 6.8(b), 6.10 or violates any covenant in Section 7; or

(b)    Borrower fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Cure periods provided under this section shall not apply, among other things, to financial covenants or any other covenants set forth in clause (a) above;

8.3    Material Adverse Change. A Material Adverse Change occurs;

8.4    Attachment; Levy; Restraint on Business.

(a)    (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or of any entity under the control of Borrower (including a Subsidiary), or (ii) a notice of lien or levy is filed against any of Borrower’s assets by any Governmental Authority, and the same under subclauses (i) and (ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; or

(b)    (i) any material portion of Borrower’s assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower from conducting all or any material part of its business;

8.5    Insolvency. (a) Borrower or any of its Subsidiaries is unable to pay its debts (including trade debts) as they become due or otherwise becomes insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and is not dismissed or stayed within thirty (30) days (but no Credit Extensions shall be made while any of the conditions described in clause (a) exist and/or until any Insolvency Proceeding is dismissed);

8.6    Other Agreements. There is, under any agreement to which Borrower is a party with a third party or parties, (a) any default resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount individually or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000); or (b) any breach or default by Borrower, the result of which could reasonably be expected to have a material adverse effect on Borrower’s business, provided, however, that the Event of Default under this Section 8.6 caused by the occurrence of a breach or default under such other agreement shall be cured or waived for purposes of this Agreement upon Bank receiving written notice from the party asserting such breach or default of such cure or waiver of the breach or default under such other agreement, if at the time of such cure or waiver under such other agreement (x) Bank has not declared an Event of Default under this Agreement and/or exercised any rights with respect thereto; (y) any such cure or waiver does not result in an Event of Default under any other provision of this Agreement or any Loan Document; and (z) in connection with any such cure or waiver under such other agreement, the terms of any agreement with such third party are not modified or amended in any manner which could in the good faith business judgment of Bank be materially less advantageous to Borrower;

8.7    Judgments; Penalties. One or more fines, penalties or final judgments, orders or decrees for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Fifty Thousand Dollars ($250,000) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower by any Governmental Authority, and the same are not, within ten (10) days after the entry, assessment or issuance thereof, discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay (provided that no Credit Extensions will be made prior to the satisfaction, payment, discharge, stay, or bonding of such fine, penalty, judgment, order or decree);

8.8    Misrepresentations. Borrower or any Person acting for Borrower makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9    Subordinated Debt. Any document, instrument, or agreement evidencing any Subordinated Debt shall for any reason be revoked or invalidated or otherwise cease to be in full force and effect, any Person shall be in breach thereof or contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Obligations shall for any reason be subordinated or shall not have the priority contemplated by this Agreement; or

8.10    Governmental Approvals. Any Governmental Approval shall have been (a) revoked, rescinded, suspended, modified in a materially adverse manner or not renewed in the ordinary course for a full term or (b) subject to any decision by a Governmental Authority that designates a hearing with respect to any applications for renewal of any of such Governmental Approval or that could result in the Governmental Authority taking any of the actions described in clause (a) above, and such decision or such revocation, rescission, suspension, modification or non-renewal (i) cause, or could reasonably be expected to cause, a Material Adverse Change, or (ii) materially adversely affects the legal qualifications of Borrower to hold such Governmental Approval in any applicable jurisdiction and such revocation, rescission, suspension, modification or non-renewal could reasonably be expected to materially adversely affect the status of or legal qualifications of Borrower to hold any Governmental Approval in any other jurisdiction.

9.    BANK’S RIGHTS AND REMEDIES

9.1    Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, without notice or demand, do any or all of the following:

(a)    declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

(b)    stop advancing money or extending credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Bank;

(c)    demand that Borrower (i) deposit cash with Bank in an amount equal to at least one hundred five percent (105%) of the Dollar Equivalent (or one hundred ten percent (110%) if the Dollar Equivalent is denominated in Foreign Currency) of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

(d)    terminate any FX Contracts;

(e)    verify the amount of, demand payment of and performance under, and collect any Accounts and General Intangibles, settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Bank considers advisable, and notify any Person owing Borrower money of Bank’s security interest in such funds;

(f)    make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank’s rights or remedies;

(g)    apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

(h)    ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s labels, Patents, Copyrights, mask works, rights of use of any name, trade secrets, trade names, Trademarks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section, Borrower’s rights under all licenses and all franchise agreements inure to Bank’s benefit;

(i)    place a “hold” on any account maintained with Bank and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(j)    demand and receive possession of Borrower’s Books; and

(k)    exercise all rights and remedies available to Bank under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof).

9.2    Power of Attorney. Borrower hereby irrevocably appoints Bank as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s name on any checks or other forms of payment or security; (b) sign Borrower’s name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Bank determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Bank or a third party as the Code permits. Borrower hereby appoints Bank as its lawful attorney-in-fact to sign Borrower’s name on any documents necessary to perfect or continue the perfection of Bank’s security interest in the Collateral regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Bank is under no further obligation to make Credit Extensions hereunder. Bank’s foregoing appointment as Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank’s obligation to provide Credit Extensions terminates.

9.3    Protective Payments. If Borrower fails to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower is obligated to pay under this Agreement or any other Loan Document or which may be required to preserve the Collateral, Bank may obtain such insurance or make such payment, and all amounts so paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then highest rate applicable to the Obligations, and secured by the Collateral. Bank will make reasonable efforts to provide Borrower with notice of Bank obtaining such insurance at the time it is obtained or within a reasonable time thereafter. No payments by Bank are deemed an agreement to make similar payments in the future or Bank’s waiver of any Event of Default.

9.4    Application of Payments and Proceeds Upon Default. If an Event of Default has occurred and is continuing, Bank shall have the right to apply in any order any funds in its possession, whether from Borrower account balances, payments, proceeds realized as the result of any collection of Accounts or other disposition of the Collateral, or otherwise, to the Obligations. Bank shall pay any surplus to Borrower by credit to the Designated Deposit Account or to other Persons legally entitled thereto; Borrower shall remain liable to Bank for any deficiency. If Bank, directly or indirectly, enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Bank shall have the option, exercisable at any time, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Bank of cash therefor.

9.5    Bank’s Liability for Collateral. So long as Bank complies with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Bank, Bank shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6    No Waiver; Remedies Cumulative. Bank’s failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Bank thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by the party granting the waiver and then is only effective for the specific instance and purpose for which it is given. Bank’s rights and remedies under this Agreement and the other Loan Documents are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank’s exercise of one right or remedy is not an election and shall not preclude Bank from exercising any other remedy under this Agreement or other remedy available at law or in equity, and Bank’s waiver of any Event of Default is not a continuing waiver. Bank’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7    Demand Waiver. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10.    NOTICES

All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail or facsimile transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Bank or Borrower may change its mailing or electronic mail address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	Avidity NanoMedicines LLC
10975 N. Torrey Pines Road
Suite 150
La Jolla, California 92037
	Attn:	Leigh Elkolli

If to Bank:	Silicon Valley Bank
4370 La Jolla Village Drive, Suite 1050
San Diego California 92122
	Attn:	Anthony Flores, Vice President

11.    CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE

Except as otherwise expressly provided in any of the Loan Documents, California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Bank from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Bank. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

This Section 11 shall survive the termination of this Agreement.

12.    GENERAL PROVISIONS

12.1    Survival. All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations have been satisfied (other than inchoate indemnity obligations). Those obligations that are expressly specified in this Agreement as surviving this Agreement’s termination shall continue to survive notwithstanding this Agreement’s termination.

12.2    Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or obligations under it without Bank’s prior written consent (which may be granted or withheld in Bank’s discretion). Bank has the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights, and benefits under this Agreement and the other Loan Documents (other than the Warrant, as to which assignment, transfer and other such actions are governed by the terms thereof).

12.3    Indemnification. Borrower agrees to indemnify, defend and hold Bank and its directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Bank (each, an “Indemnified Person”) harmless against: (i) all obligations, demands, claims, and liabilities (collectively, “Claims”) claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (ii) all losses or expenses (including Bank Expenses) in any way suffered, incurred, or paid by such Indemnified Person as a result of, following from, consequential to, or arising from transactions between Bank and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct.

This Section 12.3 shall survive until all statutes of limitation with respect to the Claims, losses, and expenses for which indemnity is given shall have run.

12.4    Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.5    Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.6    Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in the Loan Documents consistent with the agreement of the parties.

12.7    Amendments in Writing; Waiver; Integration. No purported amendment or modification of any Loan Document, or waiver, discharge or termination of any obligation under any Loan Document, shall be enforceable or admissible unless, and only to the extent, expressly set forth in a writing signed by the party against which enforcement or admission is sought. Without limiting the generality of the foregoing, no oral promise or statement, nor any action, inaction, delay, failure to require performance or course of conduct shall operate as, or evidence, an amendment, supplement or waiver or have any other effect on any Loan Document. Any waiver granted shall be limited to the specific circumstance expressly described in it, and shall not apply to any subsequent or other circumstance, whether similar or dissimilar, or give rise to, or evidence, any obligation or commitment to grant any further waiver. The Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of the Loan Documents merge into the Loan Documents.

12.8    Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.9    Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (a) to Bank’s Subsidiaries or Affiliates (such Subsidiaries and Affiliates, together with Bank, collectively, “Bank Entities”); (b) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, Bank shall use its best efforts to obtain any prospective transferee’s or purchaser’s agreement to the terms of this provision); (c) as required by law, regulation, subpoena, or other order; (d) to Bank’s regulators or as otherwise required in connection with Bank’s examination or audit; (e) as Bank considers appropriate in exercising remedies under the Loan Documents; and (f) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information does not include information that is either: (i) in the public domain or in Bank’s possession when disclosed to Bank, or becomes part of the public domain (other than as a result of its disclosure by Bank in violation of this Agreement) after disclosure to Bank; or (ii) disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

Bank Entities may use anonymous forms of confidential information for aggregate datasets, for analyses or reporting, and for any other uses not expressly prohibited in writing by Borrower. The provisions of the immediately preceding sentence shall survive termination of this Agreement.

12.10    Attorneys’ Fees, Costs and Expenses. In any action or proceeding between Borrower and Bank arising out of or relating to the Loan Documents, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12.11    Electronic Execution of Documents. The words “execution,” “signed,” “signature” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.

12.12    Captions. The headings used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

12.13    Construction of Agreement. The parties mutually acknowledge that they and their attorneys have participated in the preparation and negotiation of this Agreement. In cases of uncertainty this Agreement shall be construed without regard to which of the parties caused the uncertainty to exist.

12.14    Relationship. The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust, fiduciary or other relationship with duties or incidents different from those of parties to an arm’s-length contract.

12.15    Third Parties. Nothing in this Agreement, whether express or implied, is intended to: (a) confer any benefits, rights or remedies under or by reason of this Agreement on any persons other than the express parties to it and their respective permitted successors and assigns; (b) relieve or discharge the obligation or liability of any person not an express party to this Agreement; or (c) give any person not an express party to this Agreement any right of subrogation or action against any party to this Agreement.

13.    DEFINITIONS

13.1    Definitions. As used in the Loan Documents, the word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive, the words “includes” and “including” are not limiting, the singular includes the plural, and numbers denoting amounts that are set off in brackets are negative. As used in this Agreement, the following capitalized terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Affiliate” is, with respect to any Person, each other Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents, including any Growth Capital Advance request, on behalf of Borrower.

“Bank” is defined in the preamble hereof.

“Bank Entities” is defined in Section 12.9.

“Bank Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred with respect to Borrower.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Basic Rate” is the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) U.S. Treasury note yield to maturity for a term equal to the Treasury Note Maturity as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading “U.S. Government Securities/Treasury Constant Maturities” on the Funding Date, plus (b) three and sixth tenths of one percent (3.60%). (In the event Release H.15 is no longer published, Bank shall select a comparable publication to determine the U.S. Treasury note yield to maturity.)

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are all Borrower’s books and records including ledgers, federal and state tax returns, records regarding Borrower’s assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Borrowing Resolutions” are, with respect to any Person, those resolutions substantially in the form attached hereto as Exhibit D.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Bank is closed.

“Cash Equivalents” means (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc.; (c) Bank’s certificates of deposit issued maturing no more than one (1) year after issue; and (d) money market funds at least ninety-five percent (95%) of the assets of which constitute Cash Equivalents of the kinds described in clauses (a) through (c) of this definition.

“Claims” is defined in Section 12.3.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Bank’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit B.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation, in each case, directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower maintains a Securities Account or a Commodity Account, Borrower, and Bank pursuant to which Bank obtains control (within the meaning of the Code) over such Deposit Account, Securities Account, or Commodity Account.

“Conversion Date” is defined in Section 2.1.1(b).

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Credit Extension” is any Growth Capital Advance, or any other extension of credit by Bank for Borrower’s benefit.

“Default Rate” is defined in Section 2.2(b).

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is the multicurrency account denominated in Dollars, account number                     , maintained by Borrower with Bank.

“Dollars,” “dollars” or use of the sign “$” means only lawful money of the United States and not any other currency, regardless of whether that currency uses the “$” sign to denote its currency or may be readily converted into lawful money of the United States.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Domestic Subsidiary” is a Subsidiary that is an entity organized under the laws of the United States or any state or territory thereof.

“Effective Date” is defined in the preamble hereof.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, and its regulations.

“Event of Default” is defined in Section 8.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal and accrued interest) due on the dates set forth in Sections 2.1.1(c) and 2.3(a), equal to eight percent (8.00%) of the original principal amount of the applicable Growth Capital Advance.

“First Tranche Growth Capital Advance” is defined in Section 2.1.1(a).

“Foreign Currency” means lawful money of a country other than the United States.

“Foreign Subsidiary” is a Subsidiary that is not an entity organized under the laws of the United States or any state or territory thereof.

“Funding Date” is any date on which a Credit Extension is made to or for the account of Borrower which shall be a Business Day.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

“General Intangibles” is all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all Intellectual Property, claims, income and other tax refunds, security and other deposits, payment intangibles, contract rights, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Good Faith Deposit” is defined in Section 2.3(b).

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Growth Capital Advance” and “Growth Capital Advances” is defined in Section 2.1.1(a).

“Growth Capital Commitment” is Five Million Dollars ($5,000,000).

“Growth Capital Commitment Termination Date” is the earlier to occur of (a) March 31, 2016 or (b) an Event of Default.

“Growth Capital Maturity Date” is, for each Growth Capital Advance, thirty-six (36) months after the Conversion Date for such Growth Capital Advance.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.3.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Intellectual Property” means, with respect to any Person, means all of such Person’s right, title, and interest in and to the following:

(a)    its Copyrights, Trademarks and Patents;

(b)    any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c)    any and all source code;

(d)    any and all design rights which may be available to such Person;

(e)    any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and

(f)    all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Interest-Only Period” means, for each Growth Capital Advance, a twelve (12) month period, commencing on the Funding Date of each Growth Capital Advance and continuing through the last day of the twelve (12th) consecutive month following such Funding Date.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance or capital contribution to any Person.

“Key Person” is Borrower’s Chief Executive Officer, who is Troy Wilson, PHD, JD as of the Effective Date.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Warrant, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any guarantor, and any other present or future agreement by Borrower and/or any guarantor with or for the benefit of Bank in connection with this Agreement or Bank Services, all as amended, restated, or otherwise modified.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Bank’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations, or condition (financial or otherwise) of Borrower; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Monthly Financial Statements” is defined in Section 6.2(a).

“Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents (other than the Warrant), or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents (other than the Warrant).

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment/Advance Form” is that certain form attached hereto as Exhibit C.

“Perfection Certificate” is defined in Section 5.1.

“Permitted Acquisition” means any Acquisition, consisting of a single transaction or a series of related transactions, by the Borrower in the form of Acquisitions of any other Person if (a) total cash consideration for all such Acquisitions does not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) in any fiscal year of Borrower; (b) the Target shall be in a similar line of business as that of the Borrower; (c) the Target shall be a going concern, not involved in any material litigation that is not fully covered by reserves and/or insurance; (d) no Event of Default has occurred and is continuing or would exist after giving effect to such Acquisition; (e) Borrower is the surviving legal entity; (f) no Indebtedness shall be assumed by any Borrower in connection with such Acquisition (other than Indebtedness permitted under clauses (d), (e), (f), and (g) of the definition of Permitted Indebtedness existing at the time of such Acquisition and not incurred in connection therewith); and (g) the Acquisition is not a hostile Acquisition.

“Permitted Indebtedness” is:

(a)    Borrower’s Indebtedness to Bank under this Agreement and the other Loan Documents;

(b)    Indebtedness existing on the Effective Date and shown on the Perfection Certificate;

(c)    Subordinated Debt;

(d)    unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e)    Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of business;

(f)    Indebtedness secured by Liens permitted under clauses (a) and (c) of the definition of “Permitted Liens” hereunder;

(g)    unsecured Indebtedness not otherwise permitted by Section 7.4 in an aggregate principal amount not to exceed Fifty Thousand Dollars ($50,000) at any time;

(h)    unsecured Indebtedness in connection with credit cards incurred in the ordinary course of business not to exceed One Hundred Fifty Thousand Dollars ($150,000);

(i)    intercompany Indebtedness that otherwise constitutes an Investment permitted under clause (f) of the definition of Permitted Investments; and

(j)    extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (i) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a)    Investments (including, without limitation, Subsidiaries) existing on the Effective Date and shown on the Perfection Certificate;

(b)    Investments consisting of Cash Equivalents and Investments permitted by Borrower’s investment policy;

(c)    Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d)    Investments consisting of deposit accounts in which Bank has a perfected security interest;

(e)    Investments accepted in connection with Transfers permitted by Section 7.1;

(f)    Investments (i) by Borrower in Subsidiaries (including Subsidiaries formed or acquired after the Effective Date) not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year and (ii) by Subsidiaries in other Subsidiaries (including Subsidiaries formed or acquired after the Effective Date) not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year or in Borrower;

(g)    Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or managers relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee equity purchase plans or agreements approved by Borrower’s Board of Managers;

(h)    Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(i)    Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (i) shall not apply to Investments of Borrower in any Subsidiary;

(j)    Repurchases of equity permitted by Section 7.7;

(k)    joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, or licensing of technology that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate in any fiscal year; and

(l)    other Investments not otherwise permitted by Section 7.7 not exceeding Fifty Thousand Dollars ($50,000) in the aggregate outstanding at any time.

“Permitted Liens” are:

(a)    Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement and the other Loan Documents;

(b)    Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c)    purchase money Liens (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate amount outstanding, or (ii) existing on Equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the Equipment;

(d)    Liens of carriers, warehousemen, suppliers, landlords or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e)    Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f)    Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g)    leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest therein;

(h)    non-exclusive licenses of Intellectual Property granted to third parties in the ordinary course of business and licenses of Intellectual Property that could not result in a legal transfer of title of the licensed property that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States;

(i)    Security deposits under real property leases that are made in the ordinary course of business not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate ay any time;

(j)    Liens arising from attachments or judgments, orders, or decrees in circumstances not constituting an Event of Default under Sections 8.4 and 8.7; and

(k)    Liens in favor of other financial institutions arising in connection with Borrower’s deposit and/or securities accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit and/or securities accounts except to the extent permitted in Section 6.8.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Repayment Period” is, for each Growth Capital Advance, a period of time equal to thirty-six (36) consecutive months commencing on the Conversion Date for such Growth Capital Advance.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the Chief Executive Officer, Chief Business Officer, President, Chief Financial Officer, Director of Finance, and Controller of Borrower.

“Restricted License” is any material license or other agreement with respect to which Borrower is the licensee (a) that prohibits or otherwise restricts Borrower from granting a security interest in Borrower’s interest in such license or agreement or any other property, or (b) for which a default under or termination of could interfere with the Bank’s right to sell any Collateral.

“SEC” shall mean the Securities and Exchange Commission, any successor thereto, and any analogous Governmental Authority.

“Second Tranche Growth Capital Advance” is defined in Section 2.1.1(a).

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Subordinated Debt” is indebtedness incurred by Borrower subordinated to all of Borrower’s now or hereafter indebtedness to Bank (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Bank entered into between Bank and the other creditor), on terms acceptable to Bank.

“Subsidiary” is, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless the context otherwise requires, each reference to a Subsidiary herein shall be a reference to a Subsidiary of Borrower.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Tranche Two Milestone” means the date on which Bank receives and approves evidence reasonably satisfactory to Bank, in its sole discretion, that Borrower has successfully identified a pre-development candidate for the PSMA/AR program or another pipeline program identified by Borrower.

“Transfer” is defined in Section 7.1.

“Treasury Note Maturity” is thirty-six (36) months.

“Warrant” is that certain Warrant to Purchase Limited Liability Company Interest dated as of the Effective Date executed by Borrower in favor of Bank, as the same may be amended, modified, supplemented or restated from time to time.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Effective Date.

BORROWER:

AVIDITY NANOMEDICINES LLC
By:	/s/ Troy Wilson
Name:	Troy Wilson, Ph.D., J.D.
Title:	President and Chief Executive Officer

BANK:

SILICON VALLEY BANK
By:	/s/ Anthony Flores
Name:	Anthony Flores
Title:	Vice President

[Signature Page to Loan and Security Agreement]

EXHIBIT A – COLLATERAL DESCRIPTION

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as provided below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (a) more than 65% of the presently existing and hereafter arising issued and outstanding shares of equity owned by Borrower of any controlled foreign corporation (as defined in the Internal revenue Code of 1986, as amended) which shares entitle the holder thereof to vote for directors or any other matter, (b) any rights under any lease, instrument, contract or agreement to which Borrower is a party or any rights or interest thereunder if and only for so long as the Bank’s security interest shall constitute or result in a breach, termination or default under any lease, instrument, contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the Code, or any other applicable law or principles of equity); provided, however, that upon termination of such prohibition, such interest shall immediately become Collateral without any action by Borrower or Bank, or (c) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property. If a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property.

Pursuant to the terms of a certain negative pledge arrangement with Bank, Borrower has agreed not to encumber any of its Intellectual Property without Bank’s prior written consent.

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:

FROM: AVIDITY NANOMEDICINES LLC

The undersigned authorized officer of AVIDITY NANOMEDICINES LLC (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No

Financial Projections	FYE within 30 days not later than 7 days after Board approval and more frequently as updated	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

AVIDITY NANOMEDICINES LLC	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name: Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

EXHIBIT C – LOAN PAYMENT/ADVANCE REQUEST FORM

DEADLINE FOR SAME DAY PROCESSING IS NOON PACIFIC TIME

Fax To:	Date:
LOAN PAYMENT:
AVIDITY NANOMEDICINES LLC

From Account #	To Account #
(Deposit Account #)	(Loan Account #)

Principal $	and/or Interest $

Authorized Signature:	Phone Number:

Print Name/Title:

LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #	To Account #
(Loan Account #)	(Deposit Account #)

Amount of Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:
Print Name/Title:

OUTGOING WIRE REQUEST:
Complete only if all or a portion of funds from the loan advance above is to be wired.
Deadline for same day processing is noon, Pacific Time

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:
City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):
(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:
For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):
Print Name/Title:	Print Name/Title:
Telephone #:	Telephone #:

EXHIBIT D

Form of Borrowing Resolutions

(see attached)

LIMITED LIABILITY COMPANY BORROWING CERTIFICATE

BORROWER:	AVIDITY NANOMEDICINES LLC	DATE: August 7, 2015
BANK:	SILICON VALLEY BANK

I/We hereby certify as follows, as of the date set forth above:

Borrower is duly organized, existing and in good standing as a member-managed

                 manager-managed

limited liability company under the laws of the State of Delaware, and that we are all of Borrower’s members

                 managers

and that Borrower’s name shown above is the exact legal name of Borrower.

We/ I certify that at a duly held meeting of Borrower (or by other authorized company action) the following resolutions were adopted. Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Silicon Valley Bank (“Bank”) may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following individuals, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

☐

☐

☐

☐

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Bank.

Execute Loan Documents. Execute any loan documents Bank requires.

Grant Security. Grant Bank a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Apply for Letters of Credit. Apply for letters of credit from Bank.

Enter Derivative Transactions. Execute spot or forward foreign exchange contracts, interest rate swap agreements, or other derivative transactions.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effect these resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

The persons listed above are Borrower’s members/managers or employees with their titles and signatures shown next to their names.

The execution, delivery, and performance of this Certificate are within the undersigned’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in the undersigned’s operating agreement, nor will they constitute an event of default under any material agreement to which the undersigned is a party or by which the undersigned is bound. No consent from any other party is required to execute this Certificate.

We/I certify that the persons listed below are Borrower’s members/managers with their signatures shown above their names.

We/I have read all the provisions of this Limited Liability Company Borrowing Certificate, and we certify and agree to its terms.

[print name]	[print name]
[title]	[title]
[print name]	[print name]
[title]	[title]

2

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into June 9, 2017, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and AVIDITY BIOSCIENCES LLC, a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to (i) add a new term loan and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Existing Growth Capital Advances. Borrower hereby acknowledges that Bank made Growth Capital Advances to Borrower in the original aggregate principal amount not to exceed Five Million Dollars ($5,000,000) (the “Existing Growth Capital Term Loan”). Borrower acknowledges and agrees that as of the date hereof, the aggregate outstanding principal balance of the Existing Growth Capital Term Loan is Four Million Ninety-Seven Thousand Two Hundred Twenty-Two Dollars and Twenty-Eight Cents ($4,097,222.28). Borrower and Bank acknowledge and agree that there is no further availability to borrow under the Existing Growth Capital Term Loan. Borrower represents and warrants to Bank that all of such sum is due and owing Bank, without offset or defense of any kind or nature and in the event Borrower has any offsets or defenses thereto, Borrower hereby irrevocably waives all such offsets and defenses. Borrower acknowledges and agrees that the execution of this Agreement is not intended to and shall not cause or result in a novation with respect to the Existing Growth Capital Term Loan. Borrower shall, on or about the date hereof, and in conjunction with Borrower’s execution of this Amendment, use a portion of the proceeds from the Tranche One Term Loan Advance to repay in full in cash all of the Obligations owing to Bank under the Existing Growth Capital Term Loan, including, without limitation, the amount of the Final Payment due to Bank under the Loan Agreement.

3.    Amendments to Loan Agreement.

3.1    Section 2.1 (Promise to Pay). Section 2.1 of the Loan Agreement is hereby amended by adding the following immediately after Section 2.1.1 as Section 2.1.2:

2.1.2    Term Loan Advances.

(a)    Availability. Subject to the terms and conditions of this Agreement, upon Borrower’s request, Bank shall make term loan advances available to Borrower in an aggregate original principal amount not to exceed Seven Million Dollars ($7,000,000) (each such advance is referred to herein as a “Term Loan Advance” and, collectively, as the “Term Loan Advances”) available in two (2) tranches as follows: (i) the first (1st) tranche shall be made on or about the First Amendment Effective Date in the original principal amount equal to Five Million Dollars ($5,000,000) (the “Tranche One Term Loan Advance”) and (ii) provided that the Tranche Two Term Loan Milestone is satisfied, the second (2nd) tranche shall be available during the Tranche Two Term Loan Draw Period in the aggregate original principal amount not to exceed Two Million Dollars ($2,000,000) (the “Tranche Two Term Loan Advance”). A portion of the proceeds from the Tranche One Term Loan Advance shall be used to repay in full in cash all of the Obligations owing to Bank under the Growth Capital Advances, including the Final Payment. Each Tranche Two Term Loan Advance must be in an amount equal to at least Five Hundred Thousand Dollars ($500,000). After repayment, no Term Loan Advance (or any portion thereof) may be re-borrowed.

(b)    Repayment.

(i)    Interest-Only Payments. Borrower shall make monthly payments of interest-only on each Term Loan Advance commencing on the first (1st) calendar day of the first (1st) month following the month in which the Funding Date for such Term Loan Advance occurs and continuing thereafter during the Interest-Only Period on the first (1st) calendar day of each successive month.

(ii)    Principal and Interest Payments. Commencing on the first (1st) calendar day of the first (1st) month following the Interest-Only Period for each Term Loan Advance (the “Term Loan Conversion Date”) and continuing on the first (1st) calendar day of each month thereafter, Borrower shall repay each Term Loan Advance in (i) the Applicable Number of equal monthly installments of principal, plus (ii) monthly payments of accrued interest at the rate set forth in Section 2.2(a). All outstanding principal and accrued and unpaid interest under each Term Loan Advance, and all other outstanding Obligations with respect to such Term Loan Advance, are due and payable in full on the Term Loan Maturity Date.

(c)    Permitted Prepayment. At Borrower’s option, Borrower shall have the option to prepay all or any part of the Term Loan Advances, provided Borrower (i) delivers written notice to Bank of its election to prepay the Term Loan Advances at least

2

five (5) days prior to such prepayment, and (B) pays, on the date of the prepayment (i) all applicable accrued and unpaid interest with respect to each prepaid Term Loan Advance through the date the prepayment is made; plus (ii) all unpaid principal with respect to such prepaid Term Loan Advance; plus (iii) the applicable portion of the Prepayment Fee plus (iv) the applicable portion of the Term Loan Final Payment; plus (v) all other sums, if any, that shall have become due and payable hereunder with respect to this Agreement. Any partial prepayments, other than the final prepayment, shall each be in an amount of not less than One Hundred Thousand Dollars ($100,000).

(d)    Mandatory Prepayment Upon an Acceleration. If the Term Loan Advances are accelerated by Bank following the occurrence and during the continuance of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest with respect to the Term Loan Advances, (ii) the Prepayment Fee, (iii) the Term Loan Final Payment, and (iv) all other sums, if any, that shall have become due and payable with respect to the Term Loan Advances, including interest at the Default Rate with respect to any past due amounts.

3.2    Section 2.2 (Payment of Interest on the Credit Extensions). Section 2.2(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(a)    Interest Rate. Subject to Section 2.2(b), the outstanding principal amount of each Term Loan Advance shall accrue interest at a floating per annum rate equal to one-fifth of one percent (0.20%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.2(d) below.

3.3    Section 2.3 (Fees). Section 2.3 of the Loan Agreement is hereby amended by adding the following immediately after clause (d) as clauses (e), (f), and (g), respectively:

(e)    Prepayment Fee. The Prepayment Fee when due hereunder;

(f)    Term Loan Final Payment. The Term Loan Final Payment when due hereunder; and

(g)    Term Loan Good Faith Deposit Fee. Borrower has paid to Bank a deposit of Ten Thousand Dollars ($10,000) (the “Term Loan Good Faith Deposit”) to initiate Bank’s due diligence review process. Any portion of the Term Loan Good Faith Deposit not utilized to pay Bank Expenses will be deposited into the Designated Deposit Account.

3.4    Section 3.4 (Procedures for Borrowing). Section 3.4 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

3.4    Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan Advance set forth in this Agreement, to obtain a Term Loan Advance, Borrower shall notify Bank (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 12:00 p.m. Pacific

3

time on the Funding Date of a Term Loan Advance. Together with any such electronic or facsimile notification, Borrower shall deliver to Bank by electronic mail or facsimile a completed Payment/Advance Form executed by a Responsible Officer or his or her designee. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Bank shall credit Term Loan Advances to the Designated Deposit Account. Bank may make Term Loan Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Term Loan Advances are necessary to meet Obligations which have become due.

3.5    Section 6.10 (Access to Collateral; Books and Records). Section 6.10 of the Loan Agreement is hereby amended by deleting the reference to “Eight Hundred Fifty Dollars ($850)” therein and inserting in lieu thereof “One Thousand Dollars ($1,000)”.

3.6    Section 8.1 (Payment Default). Section 8.1 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

Borrower fails to (i) make any payment of principal or interest on any Credit Extension when due, or (ii) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day cure period shall not apply to payments due on the Term Loan Maturity Date).

3.7    Section 10 (Notices). Section 10 of the Loan Agreement is hereby amended by deleting Borrower’s notice information in its entirety and replacing it with the following:

If to Borrower:        Avidity Biosciences LLC

                                 10975 N. Torrey Pines Road, Suite 150

                                 La Jolla, California 92037

                                 Attn: Leigh Elkolli

3.8    Section 13 (Definitions).

(a)    The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with the following:

“Authorized Signer” is any individual listed in Borrower’s Borrowing Resolution who is authorized to execute the Loan Documents, including any Term Loan Advance request, on behalf of Borrower.

“Credit Extension” is any Term Loan Advance, or any other extension of credit by Bank for Borrower’s benefit.

4

“Warrant” is (a) the Warrant to Purchase Limited Liability Company Series A Preferred Units dated as of the Effective Date executed by Borrower in favor of Bank and (b) the Warrant to Purchase Limited Liability Company Common Units dated as of the First Amendment Effective Date executed by Borrower in favor of Bank, each as the same may be amended, modified, supplemented or restated from time to time.

(b)    The following terms and their respective definitions are hereby added to the list set forth in Section 13.1 of the Loan Agreement in alphabetical order:

“Applicable Number” is thirty-six (36); provided, however, (a) upon Bank’s receipt of evidence satisfactory to Bank in its sole and absolute discretion that Borrower has, after the First Amendment Effective Date, received milestone payments in the aggregate amount of not less than Two Million Dollars ($2,000,000), the Applicable Number shall automatically be thirty (30), and (b) upon the Funding Date of the initial Tranche Two Term Loan Advance, the Applicable Number shall automatically be twenty-four (24).

“First Amendment Effective Date” is June 9, 2017.

“Prepayment Fee” is an additional fee, payable to Bank, with respect to each Term Loan Advance, in an amount equal to (a) two percent (2%) of the aggregate outstanding principal amount of the Term Loan Advances if the prepayment is made on or before the first (1st) anniversary of the Effective Date and (b) one percent (1%) of the aggregate outstanding principal amount of the Term Loan Advances if the prepayment is made after the first (1st) anniversary of the Effective Date but before the Term Loan Maturity Date. Notwithstanding the foregoing, no Prepayment Fee shall be charged if the Term Loan Advances are replaced with a new facility from Bank.

“Prime Rate” is the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement; and provided further that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Term Loan Advance” or “Term Loan Advances” is defined in Section 2.1.2(a).

“Term Loan Conversion Date” is defined in Section 2.1.2(b)(ii).

5

“Term Loan Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal and accrued interest) due on the earliest to occur of (a) the Term Loan Maturity Date, (b) the final payment date of each Term Loan Advance, or (c) the prepayment of the Term Loan Advances in full pursuant to Section 2.1.2(d) or 2.1.2(e), equal to the original aggregate principal amount of the Term Loan Advances multiplied by the Term Loan Final Payment Percentage.

“Term Loan Final Payment Percentage” is six and one-half of one percent (6.50%).

“Term Loan Good Faith Deposit” is defined in Section 2.3(g).

“Term Loan Interest-Only Period” is the period commencing on the first (1st) calendar day of the first (1st) month following the month in which the Funding Date for such Term Loan Advance occurs and ending on June 1, 2018; provided, however, (a) upon Bank’s receipt of evidence satisfactory to Bank in its sole and reasonable discretion that Borrower has, after the First Amendment Effective Date, received milestone payments in the aggregate amount of not less than Two Million Dollars ($2,000,000), the Term Loan Interest-Only Period shall automatically be extended to December 1, 2018, and (b) upon the Funding Date of the initial Tranche Two Term Loan Advance, the Term Loan Interest-Only Period shall automatically be extended to June 1, 2019.

“Term Loan Maturity Date” is June 1, 2021.

“Tranche One Term Loan Advance” is defined in Section 2.1.2(a).

“Tranche Two Term Loan Advance” is defined in Section 2.1.2(a).

“Tranche Two Term Loan Draw Period” means the period commencing June 30, 2018 and ending September 30, 2018.

“Tranche Two Term Loan Milestone” means Bank’s receipt of evidence reasonably satisfactory to Bank that Borrower has, after the Funding Date of the Tranche One Term Loan Advance, (a) closed milestone or up-front payments in the aggregate amount of not less than Four Million Dollars ($4,000,000) and (b) secured one new pharmaceutical partnership.

3.9    Exhibit C (Loan Payment/Advance Request Form). The Payment/Advance Form attached to the Loan Agreement as Exhibit C is replaced in its entirety with the Payment/Advance Form attached hereto as Exhibit C. From and after the date hereof, all references in the Loan Agreement to the Payment/Advance Form shall be deemed to refer to the Payment/Advance Form in the form attached hereto as Exhibit C.

4.    Limitation of Amendments.

4.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

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4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower delivered to Bank on the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

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5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) due execution and delivery to Bank of the Warrant to Purchase Limited Liability Company Common Units dated as of the date hereof by each party thereto (the “2017 Warrant”), (c) Borrower’s payment of the Final Payment, (d) Borrower’s payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment and the 2017 Warrant.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

AVIDITY BIOSCIENCES LLC

By:	/s/ Troy Wilson
Name: Troy Wilson
Title: President and CEO

BANK:

SILICON VALLEY BANK

By:	/s/ Anthony Flores
Name: Anthony Flores
Title: Director

[Signature Page to First Amendment to Loan and Security Agreement]

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into August 1, 2018, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and AVIDITY BIOSCIENCES LLC, a Delaware limited liability company (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Tranche Two Term Loan Advance. Notwithstanding Section 2.1.2 of the Loan Agreement to the contrary, the Tranche Two Term Loan Advance in the aggregate principal amount of up to Two Million Dollars ($2,000,000) is available to Borrower from the date hereof upon Bank’s receipt of evidence satisfactory to Bank in its sole and absolute discretion that Borrower has received aggregate Gross Proceeds of at least Three Million Dollars ($3,000,000).

2.2    Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2 of the Loan Agreement is hereby amended by adding the following clause (i) immediately after clause (h) thereof:

(i)    Beneficial Ownership Information. A prompt written notice of any changes to the beneficial ownership information set out in the Beneficial Ownership Information Disclosure Form. Borrower understands and acknowledges that Bank relies on such true, accurate and up-to-date beneficial ownership information to meet Bank’s regulatory obligations to obtain, verify and record information about the beneficial owners of its legal entity customers.

2.3    Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

6.7    Financial Covenants.

(a)     Milestone Payments and Pharmaceutical Partnership. Provide to Bank by no later than December 31, 2018 evidence reasonably satisfactory to Bank in its sole and absolute discretion that Borrower has (a) closed milestone or up-front payments in the aggregate amount of not less than Four Million Dollars ($4,000,000) and (b) secured at least one (1) new pharmaceutical partnership (the “Milestone and Partnership Covenant”). In the event that Borrower fails to comply with the Milestone and Partnership Covenant, Borrower shall immediately pay to Bank (the “Mandatory Tranche Two Prepayment”) the outstanding principal balance of the Tranche Two Term Loan Advance in the aggregate principal amount of Two Million Dollars ($2,000,000) plus all accrued and unpaid interest thereon. Borrower’s failure to make the Mandatory Tranche Two Prepayment shall constitute an immediate Event of Default under this Agreement. For purposes of clarification, Borrower’s failure to comply with the Milestone and Partnership Covenant shall not constitute an immediate Event of Default so long as Borrower immediately makes the Mandatory Tranche Two Prepayment.

2.4    Section 8.2 (Covenant Default). Section 8.2(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(a)    Borrower fails or neglects to perform any obligation in Sections 6.2, 6.4, 6.5, 6.6, 6.7, 6.8(b), 6.10 or violates any covenant in Section 7; or

2.5    Section 13 (Definitions).

(a)    The following terms and their respective definitions set forth in Section 13.1 of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with the following:

“Applicable Number” is thirty-six (36); provided, however, (a) on the Funding Date of the initial Tranche Two Term Loan Advance, the Applicable Number shall automatically be reduced to thirty (30), and (b) upon Bank’s receipt of evidence satisfactory to Bank in its sole and absolute discretion that Borrower has, after the First Amendment Effective Date, satisfied the Milestone and Partnership Covenant, the Applicable Number shall automatically be reduced to twenty-four (24).

“Term Loan Interest-Only Period” is the period commencing on the first (1st) calendar day of the first (1st) month following the month in which the Funding Date for such Term Loan Advance occurs and ending on June 1, 2018; provided, however, (a) on the Funding Date of the Tranche Two Term Loan Advance in the amount of Two Million Dollars ($2,000,000) subject to the terms and conditions herein, the Term Loan Interest-Only Period shall automatically be extended to December 1, 2018, and (b) upon

2

Bank’s receipt of evidence satisfactory to Bank in its sole and reasonable discretion that Borrower has, after the First Amendment Effective Date, satisfied the Milestone and Partnership Covenant, the Term Loan Interest-Only Period shall automatically be extended to June 1, 2019.

(b)    The following defined terms are hereby added to the list set forth in Section 13.1 of the Loan Agreement in alphabetical order:

“Financing” means a new bona fide round of equity financing or Subordinated Debt with investors and on terms satisfactory to Bank in its sole discretion.

“Gross Proceeds” means the gross proceeds (in cash) received by Borrower from a Financing,.

2.6    Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is hereby replaced in its entirety with Exhibit B attached hereto. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to the Compliance Certificate attached hereto as Exhibit B.

3.    Limitation of Amendments.

3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

3

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower delivered to Bank on the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

AVIDITY BIOSCIENCES LLC

By:	/s/ Troy Wilson
Name:
Title:

BANK:

SILICON VALLEY BANK

By:	/s/ Kristine Rohmer
Name:	Kristine Rohmer
Title:	Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:

FROM: AVIDITY BIOSCIENCES LLC

The undersigned authorized officer of AVIDITY BIOSCIENCES LLC (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Financial Projections	FYE within 30 days not later than 7 days after Board approval and more frequently as updated	Yes No

Financial Covenant	Complies
Borrower has:
(a) Closed milestone or up-front payments in the aggregate amount of at least $4,000,000 and (b) secured at least 1 new pharmaceutical partnership by December 31, 2018	Yes No
(i) If Borrower fails to meet clause (a), paid unpaid principal with respect to the Tranche Two Term Loan Advance plus all accrued and unpaid interest thereon	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

AVIDITY BIOSCIENCES LLC	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into December 27, 2018, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and AVIDITY BIOSCIENCES LLC, a Delaware limited liability company (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower has requested that Bank amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Amendments to Loan Agreement.

2.1    Section 6.7 (Financial Covenants). Section 6.7 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

Provide to Bank by no later than January 31, 2019 evidence reasonably satisfactory to Bank in its sole and absolute discretion that Borrower has (a) closed milestone or up-front payments in the aggregate amount of not less than Four Million Dollars ($4,000,000) and (b) secured at least one (1) new pharmaceutical partnership (the “Milestone and Partnership Covenant”).

2.2    Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is hereby replaced in its entirety with Exhibit B attached hereto. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to the Compliance Certificate attached hereto as Exhibit B.

3.    Limitation of Amendments.

3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3    The organizational documents of Borrower delivered to Bank on the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

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4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

10

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

AVIDITY BIOSCIENCES LLC

By:	/s/ Troy Wilson
Name:
Title:

BANK:

SILICON VALLEY BANK

By:	/s/ Kristine Rohmer
Name:	Kristine Rohmer
Title:	Vice President

[Signature Page to Third Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:    SILICON VALLEY BANK                                                                                                                          Date:

FROM:    AVIDITY BIOSCIENCES LLC

The undersigned authorized officer of AVIDITY BIOSCIENCES LLC (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Financial Projections	FYE within 30 days not later than 7 days after Board approval and more frequently as updated	Yes No

Financial Covenant	Complies
Borrower has:
(a) Closed milestone or up-front payments in the aggregate amount of at least $4,000,000 and (b) secured at least 1 new pharmaceutical partnership by January 31, 2019	Yes No
(i) If Borrower fails to meet clause (a), paid unpaid principal with respect to the Tranche Two Term Loan Advance plus all accrued and unpaid interest thereon	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

AVIDITY BIOSCIENCES LLC	BANK USE ONLY

By:	Received by:
Name:		AUTHORIZED SIGNER
Title:	Date:

Verified:
AUTHORIZED SIGNER
Date:

Compliance Status: Yes No

DEFAULT WAIVER AND FOURTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

THIS DEFAULT WAIVER AND FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into February 25, 2019, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and AVIDITY BIOSCIENCES LLC, a Delaware limited liability company (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower is currently in default of the Loan Agreement for failing to comply with the Mandatory Tranche Two Prepayment covenant set forth in Section 6.7(a) of the Loan Agreement (the “Existing Default”).

D.    Borrower has requested that Bank waive the Existing Default and amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

E.    Bank has agreed to waive the Existing Default and so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Waiver of Existing Default. Borrower acknowledges and agrees that unless the Existing Default is waived by Bank, such Existing Default would constitute an Event of Default under the Loan Documents. Bank hereby waives the Existing Default and waives any right and remedies against Borrower under the Loan Documents solely with respect to the Existing Default. Bank’s agreement to waive the Existing Default shall in no way obligate Bank to make any other modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Bank’s right to demand strict performance of all other terms and covenants of the Loan Agreement or any of the Loan Documents as of any date. The waiver set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement or any of the Loan Documents in connection with any other transaction.

3.    Amendments to Loan Agreement.

3.1    Section 6.7 (Financial Covenants).

(a)    Section 6.7 of the Loan Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing it with the following:

Provide to Bank, evidence reasonably satisfactory to Bank, in its sole and absolute discretion, by no later than (a) February 28, 2019, that Borrower has signed a definitive agreement for the Milestone Payments and Pharmaceutical Partnership Transaction and (b) April 15, 2019, that the Milestone Payments and Pharmaceutical Partnership Transaction has closed and Borrower has received all funds due to Borrower upon the closing of the Milestone Payments and Pharmaceutical Partnership Transaction (the “Milestone and Partnership Covenant”).

(b)    Section 6.7 of the Loan Agreement is hereby amended by adding the following clause (b) immediately after clause (a) thereof:

(b)    Minimum Liquidity. Maintain at all times, through and including the date on which Borrower satisfies the Milestone and Partnership Covenant, unrestricted and unencumbered (other than Liens in favor of Bank or Bank’s Affiliates) cash with Bank of at least Two Million Dollars ($2,000,000).

3.2    Section 13 (Definitions). The following defined term is hereby added to Section 13.1 of the Loan Agreement in alphabetical order:

“Milestone Payments and Pharmaceutical Partnership Transaction” means (a) milestone or up-front payments in the aggregate amount of not less than Four Million Dollars ($4,000,000) and (b) securing at least one (1) new pharmaceutical partnership.

3.3    Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is hereby replaced in its entirety with Exhibit B attached hereto. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to the Compliance Certificate attached hereto as Exhibit B.

4.    Limitation of Waiver and Amendments.

4.1    The waiver and amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

15

4.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default (other than the Existing Default) has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower delivered to Bank on the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

16

6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

17

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

AVIDITY BIOSCIENCES LLC

By:	/s/ Troy Wilson
Name: Troy Wilson
Title: President & CEO

BANK:

SILICON VALLEY BANK

By:	/s/ Kristine Rohmer
Name: Kristine Rohmer
Title: Vice President

[Signature Page to Default Waiver and Fourth Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK                                                                                                                  Date:

FROM: AVIDITY BIOSCIENCES LLC

The undersigned authorized officer of AVIDITY BIOSCIENCES LLC (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                                  with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Financial Projections	FYE within 30 days not later than 7 days after Board approval and more frequently as updated	Yes No

[Signature Page to Default Waiver and Fourth Amendment to Loan and Security Agreement]

Financial Covenants	Required		Actual	Complies
Borrower has:

Definitive agreement by February 28, 2019 and closed and funded by April 15, 2019 for: (a) milestone or up-front payments in the aggregate amount of at least $4,000,000 and (b) securing at least 1 new pharmaceutical partnership

				Yes No
(i) If Borrower fails to meet clause (a), paid unpaid principal with respect to the Tranche Two Term Loan Advance plus all accrued and unpaid interest thereon				Yes No
Borrower maintains at all times through and including the date on which Borrower satisfies the Milestone and Partnership Covenant:
Unrestricted and unencumbered cash at Bank	≥	$2,000,000	$	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

AVIDITY BIOSCIENCES LLC	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name: Title:	Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No

DEFAULT WAIVER AND FIFTH AMENDMENT

TO LOAN AND SECURITY AGREEMENT

THIS DEFAULT WAIVER AND FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into April 12, 2019, by and between SILICON VALLEY BANK, a California corporation (“Bank”), and AVIDITY BIOSCIENCES, INC. (formerly known as AVIDITY BIOSCIENCES LLC), a Delaware corporation (“Borrower”).

RECITALS

A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of August 7, 2015 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.    Borrower is currently in default of the Loan Agreement for failing to comply with the Milestone and Partnership Covenant set forth in Section 6.7 of the Loan Agreement (the “Existing Default”).

D.    Borrower has requested that Bank waive the Existing Default and amend the Loan Agreement to make certain revisions to the Loan Agreement as more fully set forth herein.

E.    Bank has agreed to waive the Existing Default and so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.    Waiver of Existing Default. Borrower acknowledges and agrees that unless the Existing Default is waived by Bank, such Existing Default would constitute an Event of Default under the Loan Documents. Bank hereby waives the Existing Default and waives any right and remedies against Borrower under the Loan Documents solely with respect to the Existing Default. Bank’s agreement to waive the Existing Default shall in no way obligate Bank to make any other modifications to the Loan Agreement or to waive Borrower’s compliance with any other terms of the Loan Documents, and shall not limit or impair Bank’s right to demand strict performance of all other terms and covenants of the Loan Agreement or any of the Loan Documents as of any date. The waiver set forth above shall not be deemed or otherwise construed to constitute a waiver of any other provisions of the Loan Agreement or any of the Loan Documents in connection with any other transaction.

3.    Amendments to Loan Agreement.

3.1    Section 6.7 (Financial Covenants).

(a)    Section 6.7(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(a)    Milestone Payments and Pharmaceutical Partnership. Provide to Bank evidence reasonably satisfactory to Bank, in its sole and absolute discretion, by no later than April 30, 2019, that (a) Borrower has signed a definitive agreement for the Milestone Payments and Pharmaceutical Partnership Transaction and (b) the Milestone Payments and Pharmaceutical Partnership Transaction has closed and Borrower has received all funds due to Borrower upon the closing of the Milestone Payments and Pharmaceutical Partnership Transaction (the “Milestone and Partnership Covenant”). In the event that Borrower fails to comply with the Milestone and Partnership Covenant, Bank shall apply the funds in the Pledged Account to the outstanding principal balance of the Tranche Two Term Loan Advance plus all accrued and unpaid interest thereon and the Term Loan Final Payment (the “Mandatory Tranche Two Prepayment”). Borrower’s failure to make the Mandatory Tranche Two Prepayment shall constitute an immediate Event of Default under this Agreement. For purposes of clarification, Borrower’s failure to comply with the Milestone and Partnership Covenant shall not constitute an immediate Event of Default so long as Borrower immediately makes the Mandatory Tranche Two Prepayment.

(b)    Section 6.7(b) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(b)    Pledged Account. Maintain, at all times through and including the date on which Borrower satisfies the Cash Pledge Release Milestone, unrestricted funds in the Pledged Account of at least the Minimum Pledged Account Value.

3.2    Section 13 (Definitions).

(a)    The following defined term set forth in Section 13.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Warrant, the Cash Pledge Agreement, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any guarantor, and any other present or future agreement by Borrower and/or any guarantor with or for the benefit of Bank in connection with this Agreement or Bank Services, all as amended, restated, or otherwise modified.

22

(b)    The following defined terms are hereby added to Section 13.1 of the Loan Agreement in alphabetical order:

“Cash Pledge Agreement” is that certain Bank Services Cash Pledge Agreement between Bank and Borrower dated as of April         , 2019 with respect to the Pledged Account, as the same may from time to time be amended, modified, supplemented or restated.

“Cash Pledge Release Milestone” is Bank’s receipt of evidence reasonably satisfactory to Bank, in its sole and absolute discretion, that the Milestone Payments and Pharmaceutical Partnership Transaction has closed and Borrower has received all funds due to Borrower upon the closing of the Milestone Payments and Pharmaceutical Partnership Transaction.

“Minimum Pledged Account Value” means One Million Eight Hundred Sixty-Three Thousand Three Hundred Thirty-Three Dollars and Thirty-Two Cents ($1,863,333.32).

“Pledged Account” is the multicurrency account denominated in Dollars, account number (last 4 digits only), maintained by Borrower with Bank and pledged to Bank pursuant to the Cash Pledge Agreement to secure the payment and performance in full of all of the Obligations, together with any successor to such account, irrespective of whether the successor account bears a different name or account number and including any account to which the assets contained in the Pledged Account have been transferred.

3.3    Release of Cash Pledge Agreement. Provided that no Event of Default has occurred and is continuing, if Borrower achieves the Cash Pledge Release Milestone, Bank will, at Borrower’s sole cost and expense, promptly release Bank’s security interest in the Pledged Account and terminate the Cash Pledge Agreement.

3.4    Exhibit B (Compliance Certificate). Exhibit B to the Loan Agreement is hereby replaced in its entirety with Exhibit B attached hereto. From and after the date hereof, all references in the Loan Agreement to the Compliance Certificate shall be deemed to refer to the Compliance Certificate attached hereto as Exhibit B.

4.    Limitation of Waiver and Amendments.

4.1    The waiver and amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

23

5.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default (other than the Existing Default) has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower delivered to Bank on the First Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

24

7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) the due execution and delivery to Bank of the Cash Pledge Agreement by each party thereto, and (c) Borrower’s payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

25

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

AVIDITY BIOSCIENCES, INC.

By:	/s/ Troy Wilson
Name:
Title:

BANK:

SILICON VALLEY BANK

By:	/s/ Kristine Rohmer
Name:	Kristine Rohmer
Title:	Vice President

[Signature Page to Default Waiver and Fifth Amendment to Loan and Security Agreement]

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK                                                                                                                      Date:

FROM: AVIDITY BIOSCIENCES, INC.

The undersigned authorized officer of AVIDITY BIOSCIENCES, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending                          with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days	Yes No
Financial Projections	FYE within 30 days not later than 7 days after Board approval and more frequently as updated	Yes No

Financial Covenants	Required		Actual	Complies
Borrower has:

Definitive agreement and closed and funded by April 30, 2019 for: (a) milestone or up-front payments in the aggregate amount of at least $4,000,000 and (b) securing at least 1 new pharmaceutical partnership

				Yes No

(i) If Borrower fails to meet clause (a), applied the amount of funds in the Pledged Account to the unpaid principal with respect to the Tranche Two Term Loan Advance plus all accrued and unpaid interest thereon and the Term Loan Final Payment

				Yes No
Maintain minimum cash in the Pledged Account through and including the date Borrower satisfies the Cash Pledge Release Milestone	≥	$1,863,333.32	$

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

AVIDITY BIOSCIENCES, INC.	BANK USE ONLY

Received by:
By:	AUTHORIZED SIGNER
Name: Title:	Date:

Verified:
AUTHORIZED SIGNER

Date:

Compliance Status: Yes No